Exhibit 10.4

SECURITY AGREEMENT

This Security Agreement is granted by lnnovative Food  Holdings, Inc., a Florida corporation, Food  Innovations, Inc., a Florida corporation, Gourmet Foodservice Group, Inc., a Florida corporation, Artisan Specialty Foods, Inc., a Delaware corporation, 4 The Gourmet, Inc., a Florida corporation, Haley Food Group, Inc., a Florida  corporation,  Gourmet  Foodservice Group Warehouse, Inc., a Florida corporation, and Food New Media Group, Inc., a New York corporation (herein "Debtors") whose address and principal place  of  business  is 28411  Race Track Rd, Bonita Springs, Florida 34135, this November 26, 2013 in consideration of two Loans (herein the "Loans") to Debtors consisting of a Loan represented by a term note original principal sum of One Million and 00/100 Dollars ($1,000,000.00) to Fifth Third Bank, an Ohio banking corporation (herein "Lender") and a represented by a revolving credit note original principal sum of One Million and 00/100 Dollars ($1,000,000.00) to Lender whose address is 999 Vanderbilt Beach Road, Naples, Collier County, Florida 34108.

1. Definitions: Unless otherwise defined herein, all terms used in this Agreement shall have the definitions ascribed to them in that certain Restated Loan Agreement dated of even date herewith between Debtors and Lender as the same may be hereafter amended or restated (herein the "Loan Agreement").

2. Pledge. Debtor hereby grants to Lender, a security interest m each Debtor's personal property described on Exhibit A (herein the "Collateral").

3. Description of Obligation(s). The following obligations ("Obligation" or "Obligations") are secured by this Agreement: (a) the Loans represented by Debtors' Note dated of even date in the principal sum of One Million and  00/100 Dollars ($1,000,000.00) and the Debtors' Note dated of even date in the original principal sum of  One  Million  and  001100 Dollars ($1,000,000.00), and all other debts, obligations, liabilities and agreements of Debtors to Lender, now or hereafter existing, arising directly or indirectly between Debtors and Lender whether absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation  of law or otherwise, whether or not evidenced by a note or other instrument and all renewals, extensions and rearrangements of any of the above; (b) All Costs incurred by Lender to obtain, preserve, perfect and enforce this Agreement and maintain, preserve, collect and realize upon the Collateral; (c) All other costs and expenses incurred by Lender, for which Debtors are obligated to reimburse Lender in accordance with the terms of the Loan Documents, together with interest at the Default Rate; (d) All amounts which may be owed to Lender pursuant to all other Loan Documents executed between Lender and Debtors; (e) the payment  and performance  by each Debtor of its obligations under all its

Security Agreement in Favor of Fifth Third Bank

agreements with Lender, as well as payment of any sums now, heretofore or hereafter owing to Lender, whether  or not evidenced by any note or other instrument and whether  or not for the payment of money, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, together with all interest thereon and costs of collection thereof, including reasonable attorneys' fees and expenses, including all renewals, reamortizations, deferments and extensions of the foregoing and including any debt liability or obligation originally owing to Lender; (f) all such future advances as may be made at the option of the Lender to any Debtor from time to time; (g) all obligations incurred by a Debtor under  any agreement  between  a Debtor and Lender or any Lender affiliate now existing or hereafter entered into, which provides for an interest rate, currency, equity, credit or commodity swap, cap, floor or collar, spot or forward foreign exchange transaction, cross currency rate swap, currency option, or any combination of, or option with respect to, any of the foregoing or any similar transactions, for the purpose of hedging such Debtor's exposure to fluctuations in interest rates, exchange rates, currency, stock, portfolio or loan valuations or commodity prices (including any such or similar agreement or transaction entered into by Lender or any Lender affiliate thereof in connection with any other agreement or transaction between any Debtor and Lender or any Lender  affiliate thereof) (each a "Rate Management Agreement") and (h) any of the foregoing that arise after the tiling of a petition by or against any Debtor under the Bankruptcy Code, even if the Obligations do not accrue because of the automatic stay under the Bankruptcy Code, or otherwise.

4.  Debtors' Warranties.   Each Debtor hereby represents and warrants to Lender as follows:

a.  Financing  Statements. Other  than  the  financing  statement  representing  the security interest herein created and those representing Permitted Encumbrances, no financing statement covering the Collateral will be on file in any public office, and no security interest, other than the one herein created and those constituting the Permitted Encumbrances shall be attached or perfected in the Collateral or any part thereof. This Agreement constitutes an authenticated record and each Debtor authorizes Lender to tile UCC financing statements under Article Nine without any Debtor's signature pursuant to Article Nine. Each Debtor further authorizes Lender to file any and all Article Nine financing statements and/or any amendments thereto in such other jurisdictions as Lender deems necessary to insure that UCC filing statements accurately describe the collateral pledged hereunder in accordance with Article Nine and to fully perfect Lender's security interest in the Collateral. Each Debtor's exact legal name is set forth above and each such Debtor's place of incorporation for filing of UCC financing statements is set forth above following the name of Debtor above.

Security Agreement in Favor of Fifth Third Bank

b. Ownership. Each Debtor owns its portion of the Collateral free from any setoff, claim, restriction, lien, security interest or encumbrance except liens for the security interest hereunder and the Permitted Encumbrances including a subordinate lien in favor of Barabra R. Mittman as collateral Agent under  UCC filing statement number 200509240176 filed with the Secured Transaction Registry State of Florida. Within the last seven years, no Debtor has been a surviving party to any merger or consolidation nor has any Debtor had any name changes or done business under any fictitious name other than as previously disclosed to Lender in writing.

c. Environmental Compliance. The conduct of each  Debtor's  business  operations and the condition of each Debtor's property does not and will not violate any federal laws, rules or ordinances for environmental protection, regulations of the Environmental Protection Agency and any applicable local or state law, rule, regulation or rule of common law and any judicial interpretation thereof relating primarily to the environment or any materials defined as hazardous materials or substances under any local, state or federal environmental laws, rules or regulations, and petroleum, petroleum products, oil and asbestos ("Hazardous Materials").

d. Power and Authority. Each Debtor has full power and authority to make this Agreement, and all necessary consents and approvals of any persons, entities, governmental or regulatory authorities and securities exchanges have been obtained to effectuate the validity of this Agreement.

e. Location of Collateral. Other than the Collateral of Artisan Specialty  Foods, Inc., a Delaware corporation, which are kept in the state of Illinois, the tangible Collateral shall be kept at the Debtors' Principal Place of Business or at the locations described on Exhibit  A. Debtors, in addition to any obligations set forth herein or in the Loan Agreement, authorize Lender to execute, or, if necessary, Debtors will execute, such supplemental UCC filing statements for filing with the appropriate filing officer in the State of Florida, or where the Collateral is kept for each new location where any Collateral is kept, if required by the laws of such jurisdiction, to maintain Lender's perfection of secured  interest, and Debtors shall pay all fees and costs associated therewith.

5. Debtor's  Covenants.    Until full payment and  performance of  all of the Obligations and termination or expiration of any obligation or commitment of Lender to make advances or loans to any Debtor, then, unless Lender otherwise consents in writing, which consent may be withheld in Lender's sole discretion:

a.  Obligation and This Agreement.   Each Debtor shall perform all of  its agreements herein and in any other agreements between it and Lender.

Security Agreement in Favor of Fifth Third Bank

b. Ownership and  Maintenance  of the Collateral.  Each  Debtor  shall  keep all of its tangible Collateral in good condition, subject to normal wear and tear. Debtors shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to Lender. Debtors shall keep the Collateral free from all liens and security interests except for the Permitted Encumbrances.

c. Insurance. Debtors shall insure the tangible personal property Collateral with companies acceptable to Lender. Such insurance shall be in an amount not less than the fair market value of the Collateral or the amount of the Obligations, whichever is less, and shall be against such casualties, with such deductible amounts as Lender shall approve. All insurance policies shall be written for the benefit of Debtors and Lender as their interests may appear, payable to Lender as an additional insured, or in other form satisfactory to Lender, and such policies or certificates evidencing the same shall be furnished to Lender. All policies of insurance shall provide for written notice to Lender at least thirty (30) days prior to cancellation. The risk of loss or damage to Collateral shall be Debtors to the extent of any deficiency in any effective insurance coverage.

d. Lender's Costs. Debtors shall pay all costs necessary to obtain, preserve, perfect, defend and enforce the security interest created by this Agreement, collect the Obligations, and preserve, defend, enforce and collect the Collateral, including but not limited to taxes, assessments, insurance premiums, repairs, rent, storage costs and expenses of sales, legal expenses, reasonable attorney's fees and other fees or expenses for which Debtors are obligated to reimburse Lender in accordance with the terms of the Loan Documents. Whether the Collateral is or is not in Lender's possession, and without any obligation to do so and without waiving any Debtor's default for failure to make any such payment, Lender at its option may pay any such costs and expenses, discharge encumbrances on the Collateral, and pay for insurance of the Collateral, and such payments shall be a part of the Obligations and bear interest at the Default Rate. Each Debtor, jointly and severally, agrees to reimburse Lender on demand for any costs so incurred.

e. Information and Inspection. Debtors shall: (i) promptly furnish Lender any information with respect to the Collateral  requested by Lender; (ii) allow Lender or its representatives to inspect the Collateral, at any time and wherever located, and to inspect and copy, or furnish Lender or its representatives with copies of, all records relating to the Collateral and the Obligations; (iii) promptly furnish Lender or its representatives such information as Lender may request to identify the Collateral, at the time and in the form requested by Lender; and (iv) deliver upon request to Lender shipping and delivery receipts evidencing the shipment of goods and invoices evidencing the receipt of, and the payment for, the Collateral.

 Security Agreement in Favor of Fifth Third Bank

f. Additional Documents. Debtors  shall  sign  and  deliver  any  papers  deemed necessary or desirable in the judgment of Lender to obtain, maintain, and perfect the security interest hereunder and to enable Lender to comply with any federal or state law in order to obtain or perfect Lender's interest in the Collateral or to obtain proceeds of the Collateral.

g. Records of the Collateral. Each Debtor shall maintain accurate  books  and records covering the Collateral at all times. Each Debtor immediately will mark all books and records with an entry showing the assignment of all Collateral to Lender, and Lender is hereby given the right to audit the books and records of each Debtor relating to the Collateral at any time and from time to time.

h. Disposition of the Collateral. If disposition of any Collateral gives rise to an account, chattel paper or instrument, each affected  Debtor shall immediately  notify Lender, and upon request of Lender, shall assign or indorse the same to Lender. No Collateral may be sold, leased, manufactured, processed or otherwise disposed of by Debtors in any manner without the prior written consent of Lender, except the Collateral sold, leased, manufactured, processed or consumed in the ordinary course of Debtors' ongoing normal business operations.

i.  Accounts and Deposit Accounts.  Each account held as Collateral will represent the valid and legally enforceable obligation of third parties  and shall not be evidenced by any instrument or chattel paper. In the event any Debtor has pledged any Deposit Accounts, investment property, letter of credit rights or electronic paper, such Debtor will undertake the necessary steps to insure Lender's control over such Collateral as required by Article Nine.

j.  Notice/Location of the Collateral. Each Debtor shall give Lender written notice of each office of such Debtor in which records of such Debtor pe1taining to accounts held as Collateral are kept, and each location at which the Collateral is or will be kept, and of any change of any such location as permitted by the Loan Agreement. If no such notice is given, all records of each Debtor pertaining to the Collateral shall be kept at the Principal Place Business or the locations set forth on Exhibit A.

k. Change of Name/Status and Notice  of  Changes.  Except  as permitted  in  the Loan Agreement, without the prior written consent of Lender, no Debtor shall change its name, change its entity status (whether by conversion to another entity status or otherwise), merge or consolidate with any other Person, use any trade name or engage in any business not reasonably related to its business as presently conducted. Debtors shall notify Lender immediately of: (i) any material change in the Collateral; (ii) a change in any Debtor's business or location; (iii) a change in any matter warranted or represented by any Debtor in this Agreement, or in any of the Loan Documents or furnished to Lender pursuant to this Agreement; and (iv) the occurrence of an Event

Security Agreement in Favor of Fifth Third Bank

of Default as defined in the Loan Agreement. The above notwithstanding, Innovative Food Holdings, Inc. may migrate to Delaware, through the conversion process, and acquire other entities in the food business upon approval of its board of directors and prior notice to Lender.

l. Use and Removal of the Collateral. No Debtor shall use the Collateral illegally. No Debtor shall permit any of the Collateral to be removed from the locations specified herein without the prior written consent of Lender, except in the ordinary course of business and thereupon Debtors will comply with the provisions set forth in paragraph S(t) herein, if applicable.

m. Waivers by Debtor. Each Debtor waives notice of the creation,  advance, increase, existence, extension or renewal of: and of any indulgence with respect to, the Obligations; waives presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Obligations outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof: notice of any Event of Default other than as required under the Loan Agreement, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended or renewed one or more times by Lender in its discretion, without notice to any Debtor. Each Debtor waives any right to require that any action be brought against any other Debtor or other person or to require that resort be had to any other security or to any balance of any deposit account. Each Debtor further waives any right of subrogation or to enforce any right of action against any other Debtor until the Obligations are paid in full.

n. Compliance with State and Federal Laws. Each Debtor will maintain its existence, good standing and qualification to do business and comply with all laws, regulations and governmental requirements, including without limitation, environmental laws applicable to it or any of its property, business operations and transactions.

6.  Default.

a. Event of Default. A default under this Agreement shall occur if: (i) there is a loss, theft, damage or destruction of any material portion of the tangible Collateral for which there is no insurance coverage or for which, in the reasonable opinion of Lender, there is insufficient insurance coverage; (ii) there is a levy upon or execution against any of the Collateral; or (iii) any Debtor shall fail to timely and properly pay or observe, keep or perform any term, covenant, agreement or condition in this Agreement or in any other agreement between such Debtor and Lender, including, but not limited to, any Note, the Loan Agreement, any Rate Management Agreement, any Security Instrument, any certificate, assignment, instrument, document or other Loan Document concerning or related to  the Obligations and any applicable notice and  cure periods have passed.

Security Agreement in Favor of Fifth Third Bank

b. Rights and Remedies. If any default shall occur under this Agreement, then, in each and every such case, at any time thereafter, Lender, without further: (i) presentment, demand, or protest; (ii) notice of default, dishonor, demand, non-payment, or protest; (iii) notice of intent to accelerate all or any part of the Obligations; (iv) notice of acceleration of all or any part of the Obligations; or notice of any other kind; all of which each Debtor hereby expressly waives, (except for any notice required under this Agreement, any other Loan Document or applicable law), may exercise and/or enforce any of the following rights and remedies at Lender's option:

i. Acceleration. Declare the Obligations to become immediately due and payable, and any duty of Lender to permit further borrowings under the Obligations shall immediately cease and terminate.

ii.  Possession and Collection of the Collateral.

(a) Take possession or control of, store, lease, operate, manage, sell, or instruct any agent or broker to sell or otherwise dispose of, all or any part of the Collateral;

(b) notify all parties under any account or contract right forming all or any part of the Collateral to make any payments otherwise due to any Debtor directly to Lender;

(c) in Lender's own name, or in the name of each Debtor,  demand, collect, receive, sue for, and give receipts and releases for, any and all amounts due under such accounts and contract rights. Lender shall not be liable for failure to collect any account or instruments, or for any act or omission on the part of Lender, its officers, agents or employees, except for its or their own willful misconduct or gross negligence;

(d) indorse, as the agent of each Debtor, any check, note, chattel paper, documents, or instruments forming all or any part of the Collateral;

(e) make formal application for transfer to Lender (or to any assignee of Lender or to any purchaser of any of the Collateral) of all of each Debtor's permits, licenses, copyrights, trademarks, trade names, patents, approvals, agreements, leases, contracts, titles and the like relating to the Collateral or to a Debtor's business;

(f) If any Debtor fails to maintain any required insurance, to the extent permitted by applicable law, Lender may (but is not obligated to) purchase single interest insurance coverage for the Collateral which insurance may at Lender's option: (i) protect only Lender and not provide any remuneration or protection for any Debtor directly; and (ii) provide coverage only after the Obligations have been declared due as herein provided. The premiums for any such insurance purchased by Lender shall be a part of the Obligations and shall bear interest at the Default Rate.

Security Agreement in Favor of Fifth Third Bank

(g) Make any claim under any insurance policy or cancel such insurance, and collect and receive payment and indorse any instrument in payment of loss or return premium or other refund or return, and apply such amounts received, at Lender's election, to replacement of Collateral or to the Obligations.

(h) take any other action which Lender deems necessary or desirable to protect and realize upon its security interest in the Collateral; and

(i) in addition to the foregoing, and not in substitution therefore, exercise any one or more of the rights and remedies exercisable by Lender under any other provision of this Agreement, under any of the other Loan Documents, or as provided by applicable law (including, without limitation, Article Nine). In taking possession of the Collateral Lender may enter any Place of Business of a Debtor and otherwise proceed without legal process, if this can be done without breach of the peace. Each Debtor shall, upon Lender's demand, promptly make the Collateral or other security available to Lender at a place designated by Lender in the County where a Debtor's Place of Business is located. Each Debtor appoints Lender, and any officer thereof, as such Debtor's attorney-in-fact with full power in such Debtor's name and behalf to do every act which such Debtor is obligated to do or may be required to do hereunder; however, nothing in this paragraph shall be construed to obligate Lender to take any action hereunder nor shall Lender be liable to any Debtor for failure to take any action hereunder. This appointment shall be deemed a power coupled with an  interest and shall not be terminable as long as the Obligations are outstanding.

Lender shall not be liable for, nor be prejudiced by, any loss, depreciation or other damages to the Collateral, unless caused by Lender's willful and malicious act. Lender shall have no duty to take any action to preserve or collect the Collateral.

iii. Receiver. Obtain the appointment of a receiver for all or any of the Collateral, and each Debtor hereby consents to the appointment of such a receiver as a matter of right, without regard to the value of the Collateral or the solvency of any Debtor and without prior notice and each Debtor waives prior notice and agrees not to oppose any such appointment.

iv. Right of Set Off. Without notice or demand to any Debtor, set off and apply against any and all of the Obligations any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness, at any time held or owing by Lender to or for the credit of the account of Debtors.

v. Books and Records. Take immediate possession of all books  and records evidencing any Collateral or pertaining to chattel paper covered by this Agreement and it

Security Agreement in Favor of Fifth Third Bank

or its representatives shall have the authority to enter upon any Place of Business upon which any of the same, or any Collateral, may be situated and remove the same therefrom without liability.

vi. Insurance. Surrender any insurance policies on the Collateral  and receive the unearned premium thereon. Debtors shall be entitled to any surplus and shall be liable to Lender for any deficiency. The proceeds of any disposition after default available to satisfy the Obligation may, at Lender's option, be applied to the Obligations first to late tees and Costs, then to interest on the Notes, followed by application to principal on the Notes in such order as Lender shall determine.

c.       Disposition  of Collateral.   Each  Debtor  specifically  acknowledges  and  agrees that any sale by Lender of all or part of the Collateral pursuant to the terms of this Agreement may be effected by Lender at times and in manners which could result in the proceeds of such sale as being significantly and materially less than might have been received if such sale had occurred at different times or in different manners, and each Debtor hereby releases Lender and its officers and representatives from and against any and all obligations and liabilities arising out of or related to the timing or manner of any such sale.

If, in the opinion of Lender, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Lender may offer and sell such Collateral in a transaction exempt from registration under federal securities law, and any such sale made in good faith by Lender shall be deemed "commercially reasonable".

Lender shall have no obligation  to cleanup or otherwise prepare any Collateral for sale.

Lender's compliance with applicable state or federal law requirements in connection  with  a disposition  of the Collateral  shall not  be considered  to adversely  affect the commercial reasonableness of any sale of the Collateral.

Lender may specifically disclaim any warranties of title or the like upon disposition of any Collateral. The disclaimer of any warranty of title shall not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

If Lender sells any Collateral upon credit, Debtors shall be credited only with the payments actually made by the purchaser thereof, and actually received by  the  Lender  and applied to the obligations of such purchaser. In the event the purchaser fails to pay for the Collateral, Lender may resell the Collateral and Debtors shall be credited only with  the net proceeds of such sale.

Security Agreement in Favor of Fifth Third Bank

Lender shall have no obligation to marshal any assets in favor of any Debtor, or against or payment of: (i) any Note; (ii) any of the other Obligations, or (iii) any other obligation owed to Lender by Debtors and each Debtor waives all claims of marshalling.

7.  General.

a. Parties Bound. Lender's rights hereunder shall inure to the benefit of its successors and assigns. In the event of any assignment or transfer by Lender of any of the Obligations or the Collateral, Lender thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Lender shall retain all rights and powers hereby given with respect to any of the Obligations or the Collateral not so assigned or transferred. All representations, warranties and agreements of Debtors shall be binding upon the permitted successors and assigns of Debtors.

b. Waiver. No delay of Lender in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Lender of any right hereunder or of any default by any Debtor shall be binding upon Lender unless in writing, and no failure by Lender to exercise any power or right hereunder or waiver of any default by any Debtor shall operate as a waiver of any other or further exercise of such right or power or of any further default. Each right, power and remedy of Lender as provided for herein or in any of the Loan Documents, or which shall now or hereafter exist at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Lender of any or all other such rights, powers or remedies.

c.  Agreement  Continuing.  This  Agreement  shall  constitute  a   continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Lender and Debtors shall be closed at any time, shall be equally applicable to any new transactions thereafter.

d. Waiver of Jury Trial. Each Debtor hereby waives its rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement, the Loan Documents, and/or the transactions contemplated by this agreement, or any dealings between each  Debtor  and Lender.

e.  Notices.  Notice shall be deemed reasonable if mailed postage prepaid at least five (5) days before the related  action (or if Article Nine elsewhere  specifies a longer period, such

Security Agreement in Favor of Fifth Third Bank

longer period) to the address of Debtors listed in the Loan Agreement in accordance with the Loan Agreement.

f.  Modifications. No  provision  hereof  shall be modified  or limited  except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by Debtors and Lender. The provisions of this Agreement shall not be modified or limited by course of conduct or usage of trade.

g. Applicable Law and Partial Invalidity. This Agreement  has been  delivered  in the State of Florida and shall be governed by and construed in accordance with the laws of that State even if Collateral is located outside the jurisdiction of the State of Florida. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement. The invalidity or unenforceability of any provision of any Loan Document to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

h. Financing Statement. To the extent permitted by applicable law, a carbon, photographic or other reproduction of this Agreement or any financing statement  covering the Collateral shall be sufficient as a financing statement.

i. Attorney Fees. Should any litigation be commenced between the parties hereto concerning the provisions of this Agreement or the rights and duties of any in relation thereto, the party prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its attoneys' fees in such litigation which shall be determined by the court in such litigation or in a separate action brought for that purpose and such attoneys' fees shall be deemed to include the right to a separate award for paralegal or legal assistant's fees.

j.  Headings and  Captions.   The headings  and  captions contained  in this Agreement shall not be considered to be a part hereof  for purposes of interpretation or applying this Agreement but are for convenience only.

k. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which  together shall constitute one and the same instrument.

l. Prior Agreements. This Agreement is supplemental to and does not supersede any other security agreement between Lender and any Debtor.

Security Agreement in Favor of Fifth Third Bank

IN WITNESS  WHEREOF, the parties have executed  or caused theses  presents to be executed effective the day and year first above written.

Signed Sealed and Delivered In the Presence of:

Innovative Food Holdings, Inc., a Florida corporation

Witness as to Debtor	By:
Print Name	Justin Wiernasz, its President

Witness as to Debtor
Print Name

Food Innovations, Inc., a Florida corporation

Witness as to Debtor	By:
Print Name	Justin Wiernasz, its President

Witness as to Debtor
Print Name

Gourmet Foodservice Group, Inc., a Florida corporation

Witness as to Debtor	By:
Print Name	Justin Wiernasz, its President

Witness as to Debtor
Print Name

Security Agreement in Favor of Fifth Third Bank

Artisan Specialty Foods, Inc., a Delaware corporation

Witness as to Debtor	By:
Print Name	Justin Wiernasz, its President

Witness as to Debtor
Print Name

4 The Gourmet, Inc., a Florida corporation

Witness as to Debtor	By:
Print Name	Justin Wiernasz, its President

Witness as to Debtor
Print Name

Haley Food Group, Inc., a Florida corporation

Witness as to Debtor	By:
Print Name	Justin Wiernasz, its President

Witness as to Debtor
Print Name

Gourmet Foodservice Group Warehouse, Inc., a Florida corporation.

Witness as to Debtor	By:
Print Name	Justin Wiernasz, its President

Witness as to Debtor
Print Name

Security Agreement in Favor of Fifth Third Bank

Food New Media Group, Inc., a New York corporation

Witness as to Debtor	By:
Print Name	Justin Wiernasz, its President

Witness as to Debtor
Print Name

Fifth Third Bank, an Ohio banking corporation

Witness as to Debtor	By:
Print Name	Timothy J. Reiter, Vice President

Witness as to Debtor
Print Name

Security Agreement in Favor of Fifth Third Bank

Exhibit "A"

"Personal Property" shall mean:

A. All fixtures of every nature whatsoever affixed to the Real Estate described on the attached continuation page now or hereafter  owned by Debtors used or intended to be used in connection with or with the operation of the Real Estate , including all extensions, additions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing;

B. All right, title interest and privileges arising under all contracts, permits and licenses entered into or obtained in connection with the operation of the Real Estate, including by way of example and not in limitation: all variances, licenses and  franchises  granted  by  municipal, county, state and federal Governmental Authorities, or any of their respective agencies;

C. All judgments, awards of damages and settlements hereafter made resulting from condemnation proceeds or the taking of any of the Real Estate or any portion thereof under the power of eminent domain or the threat of exercise thereof; any proceeds of any and all policies of insurance maintained with respect to the Real Estate, or proceeds of any sale, option or contract to sell the Real Estate  or any portion thereof

D. Any and all of Debtors' goods held as inventory, whether now owned or hereafter acquired, including without limitation, any and all such goods held for sale or lease or being processed for sale or lease in Debtor's business, as now or hereafter conducted, including all materials, goods and work in process, finished goods and other tangible property held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in Debtors' business, along with all documents (including documents of title) covering such inventory;

D. All of Debtors' other Goods, and all imbedded and non-imbedded software associated therewith;

F. Any and all accounts, accounts receivable, receivables, contract rights, all rents, profits, book debts, checks, notes, drafts, instruments, chattel paper, acceptances,  chases  in action, any and all amounts due to Debtors from a factor or other forms of obligations and receivables now existing or hereafter arising out of the business of Debtors, as well as any and all returned, refused and repossessed goods, the cash or non-cash proceeds resulting therefrom;

G. All patents, trademarks, service marks, trade secrets, copyrights and exclusive licenses (whether issued or pending), and all documents, applications, operating manuals, materials and other matters related thereto, all inventions, all manufacturing, engineering and production plans, drawings, specifications, processes and systems, all trade names, computer programs, data bases, systems and software (including source and object codes), goodwill, chases in action, and all other general intangibles of Debtors, whether now owned or hereafter acquired, and all cash and non-cash proceeds thereof, and all  chattel paper, documents and instruments relating to such intangibles;

H. All of Debtors' right, title interest and privileges arising under all contracts, permits and licenses entered into or obtained in connection with the operation of any of the Collateral and/or Debtors' business as now or hereafter conducted, including by way of example and not in limitation: all variances, licenses and franchises granted by municipal, county, state and federal Governmental Authorities, or any of their respective agencies;

Security Agreement in Favor of Fifth Third Bank

I. Any of each Debtor's licenses, permits, approvals, allocations,  contract rights, trade and fictitious names and similar matters and documents obtained or to be obtained in the future which are necessary or appropriate for the operation and management any of the Collateral;

J. All judgments, awards of damages and settlements hereafter made by any Debtor resulting from condemnation proceeds or the taking any of the Collateral  or any portion thereof under the power of eminent domain or the threat of exercise thereof; any proceeds of any and all policies of insurance maintained with respect any to the Collateral or proceeds of any sale, option or contract to sell any of the Collateral or any portion thereof.

 All investment property of Debtors;

L.  All Deposit Accounts of Debtors;

M.  All letter of credit rights of Debtors;

N.  All proceeds of the foregoing ("Proceeds").

Security Agreement in Favor of Fifth Third Bank

Exhibit A

Lot 3 of GREYHOUND COMMERCE PARK, according to the plat thereof as recorded in Plat Book 66, Page 21, of the Public Records of Lee County, Florida.

And

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Security Agreement in Favor of Fifth Third Bank